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                                                                    Exhibit 10.2


                                 AMENDMENT NO. 6
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

           THIS AMENDMENT NO. 6 ("Amendment") is entered into as of April 11, 2003 by and among New School, Inc., as Seller ("Seller"), School Specialty, Inc., as Servicer ("SSI"), Falcon Asset Securitization Corporation ("Falcon"), the Financial Institutions party hereto, and Bank One, NA (Main Office Chicago), as agent (the "Agent").

                              PRELIMINARY STATEMENT

           A. Seller, SSI, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

           B. Seller, SSI, Falcon, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement, subject to the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           SECTION 1. Amendment. Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

           1.1 Section 9.1(k) is hereby deleted in its entirety and replaced with the following therefor:

           (k) as of the end of any fiscal quarter:

                  (i) the Consolidated Total Leverage Ratio (as defined in the SSI Loan Agreement) shall be greater than (i) with respect to the fiscal quarter ending on the last Saturday in January or the last Saturday in April of each year, 4.25:1.0, and (ii) with respect to the fiscal quarter ending on the last Saturday in July or the last Saturday in October of each fiscal year, 5.0:1.0;

                  (ii) the Consolidated Senior Leverage Ratio (as defined in the SSI Loan Agreement) shall be greater than (i) with respect to the fiscal quarter ending in January or April of each year, 3.00:1.0, and (ii) with respect to the fiscal quarter ending in July or October of each fiscal year, 3.75:1.0;

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               (iii) Consolidated Net Worth (as defined in the SSI Loan
       Agreement) shall be less than the sum of an amount equal to $285,000,000 increased on a cumulative basis as of the end of each fiscal quarter, commencing with the fiscal quarter ending April 26, 2003 by an amount equal to 50% of Consolidated Net Income (as defined in the SSI Loan Agreement) (to the extent positive) for the fiscal quarter then ended plus 100% of the proceeds of all equity issuances after the Closing Date (as defined in the SSI Loan Agreement); or

               (iv) the Consolidated Fixed Charges Coverage Ratio (as defined in the SSI Loan Agreement) shall be less than 3.0:1.0.

           1.2 the definition of "Consolidated Leverage Ratio" appearing in
Exhibit I is hereby deleted in its entirety;

           1.3 the definition of "SSI Loan Agreement" appearing in Exhibit I is hereby deleted in its entirety and replaced with the following therefor:

               "SSI Loan Agreement" means that Amended and Restated Credit Agreement dated as of April 11, 2003 (as amended, restated, supplemented or otherwise modified from time to time) among SSI, the Guarantors and Lenders identified therein, and Bank of America, N.A., as Administrative Agent; provided, however, that for purposes of Section 9.1(k), "SSI Loan Agreement" shall mean such agreement without giving effect to any amendment, restatement, supplementation, or modification after April 11, 2003.

           SECTION 2. Condition Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

           SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

           3.1 Upon the effectiveness of this Amendment, each of Seller and SSI hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

           3.2 Each of Seller and SSI hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

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           SECTION 4. Reference to and Effect on the Investor Agreement.

           4.1 Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

           4.2 Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

           4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Falcon, the Financial Institutions or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

           SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

           SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                         NEW SCHOOL, INC., as Seller


                                         By: /s/ Mary M. Kabacinski
                                             -------------------------------
                                             Name: Mary M. Kabacinski
                                             Title: Treasurer


                                         SCHOOL SPECIALTY, INC., as Servicer


                                         By: /s/ Mary M. Kabacinski
                                             -------------------------------
                                             Name: Mary M. Kabacinski
                                             Title: Chief Financial Officer


                                         FALCON ASSET SECURITIZATION
                                         CORPORATION


                                         By: /s/ Ronald Atkins
                                             -------------------------------
                                             Name: Ronald Atkins
                                             Title: Authorized Signatory


                                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                                         as a Financial Institution and as Agent


                                         By: /s/ Ronald Atkins
                                             -------------------------------
                                             Name: Ronald Atkins
                                             Title: Director, Capital Markets

                               Signature Page to
                                Amendment No. 6